UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21455
                                                     ---------

                     Dreman/Claymore Dividend & Income Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                            2455 Corporate West Drive
                                 Lisle, IL 60532
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               (Address of principal executive offices) (Zip code)

                                J. Thomas Futrell
                             Claymore Advisors, LLC
                            2455 Corporate West Drive
                                 Lisle, IL 60532
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (630) 505-3700
                                                           --------------

                       Date of fiscal year end: October 31
                                                ----------

                    Date of reporting period: April 30, 2008
                                              --------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:
    SEMIANNUAL
        REPORT
April 30, 2008
   (Unaudited)

                                  Dreman/Claymore   |   DCS
                           Dividend & Income Fund

Logo: DREMAN VALUE MANAGEMENT, LLC
Logo: Claymore(R)
                www.dremanclaymore.com
          ... YOUR PATH TO THE LATEST,
 MOST UP-TO-DATE INFORMATION ABOUT THE
DREMAN/CLAYMORE DIVIDEND & INCOME FUND

The shareholder report you are reading right now is just the beginning of the story. Online at WWW.DREMANCLAYMORE.COM, you will find:

o Daily, weekly and monthly data on share prices, net asset values, distributions and more

o    Monthly portfolio overviews and performance analyses

o    Announcements, press releases and special notices

o    Fund and advisor contact information

Dreman Value Management and Claymore Securities are constantly updating and expanding shareholder information services on the Fund's website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.



2 | SemiAnnual Report | April 30, 2008

DCS | Dreman/Claymore Dividend & Income Fund

Photo of: David N. Dreman


Dear SHAREHOLDER |

We thank you for your investment in Dreman/Claymore Dividend & Income Fund (the "Fund"). This report covers the Fund's performance for the semi-annual period ended April 30, 2008.

As you may know, the Fund's primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. The basis for our security selection process comes from Dreman Value Management's contrarian value philosophy of investing, which focuses on what we believe to be quality companies trading at attractive valuations relative to the market. Since many of the income-oriented securities in the portfolio are sensitive to changes in interest rates, we frequently employ hedging techniques to help balance the impact on return of rising or falling interest rates.

All Fund returns cited -- whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. For the six-month period ended April 30, 2008, the Fund provided total returns of -18.51% and -18.88% based on market price and NAV, respectively. As of April 30, 2008, the Fund's market price of $15.35 represented a discount of 14.0% to NAV of $17.85. Six months earlier, at October 31, 2007, the Fund's NAV was $22.79 and the closing market price was $19.62. Since its inception on January 27, 2004, through April 30, 2008, the Fund generated average annual total returns of 0.19% and 4.31% based on market price and NAV, respectively. Returns for the six-month period ended April 30, 2008 suffered as a result of the liquidity crisis, which negatively impacted the Fund's holdings of financial and other high yielding stocks and bonds. We believe we have taken advantage of significant opportunities that have arisen during these difficult times, which should result in strong performance as the current financial crisis recedes.

During the six-month period ended April 30, 2008, the Fund paid two quarterly dividends of $0.325 each. The current dividend rate represents an annualized distribution rate of 8.47% based upon the closing market price of $15.35 on April 30, 2008. Given the Fund's tax characteristics for the 2007 calendar year, the Fund's current dividend rate represents a tax-advantaged distribution rate of 10.79% for an individual shareholder subject to the maximum federal income tax rate of 35%. The final determination of the tax characteristics of dividends paid is made after the end of each calendar year. There can be no assurance that this characterization is indicative of future allocations or that this distribution rate will be achieved in the future.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan ("DRIP"), which is described in detail on page 26 of the Fund's semi-annual report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchase in the market at a price less than NAV. Conversely, when the market

                                           SemiAnnual Report | April 30, 2008 |3

DCS | Dreman/Claymore Dividend & Income Fund | DEAR SHAREHOLDER continued

price of the Fund's common shares is at a premium above NAV, the DRIP reinvests participants' dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a steady monthly distribution rate, the DRIP plan effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

We provide a detailed discussion of the Fund's performance over the last six months in the Questions & Answers section of the report. You'll find information on the overall market environment, a discussion of which sectors and securities contributed and detracted from the Fund's performance and a summary of our contrarian value investment philosophy in that section, which begins on page 5 of this report.

We thank you for your continued investment in the Fund and we are honored that you have chosen the Fund as part of your investment portfolio. For the most up-to-date information on your investment, please visit the Fund's website at www.dremanclaymore.com

Sincerely,

/s/ David N. Dreman

David N. Dreman

Founder, Chairman and Chief Investment Officer of Dreman Value Management, LLC and Trustee of the Dreman/Claymore Dividend & Income Fund

May 25, 2008

4 | SemiAnnual Report | April 30, 2008

DCS | Dreman/Claymore Dividend & Income Fund

QUESTIONS & ANSWERS |

David N. Dreman is primarily responsible for the day-to-day management of the investment portfolio of the Dreman/Claymore Dividend & Income Fund (the "Fund"). Mr. Dreman is the Founder, Chairman and Chief Investment Officer of Dreman Value Management, LLC. In the following interview he shares his thoughts on the equity market and the performance of the Fund during the six-month period ended April 30, 2008.


--------------------------------------------------------------------------------
WILL YOU REMIND US OF THIS FUND'S OBJECTIVES AND THE WAY IT IS MANAGED?

The Fund's investment objective is to provide a high level of current income, with a secondary objective of capital appreciation.

Under normal market conditions, the Fund will invest at least 80% of its total assets in dividend-paying or other income-producing securities, and at least 65% of the Fund's total assets will consist of investments in dividend-paying common and preferred stocks. The Fund may invest up to 20% of its total assets in U.S. dollar-denominated securities of foreign issuers. There is no minimum credit rating for preferred stocks and debt securities in which the Fund may invest, although the Fund will not invest more than 10% of its total assets in non-convertible fixed-income securities of below investment-grade quality.

The basis for our security selection process comes from Dreman Value Management's contrarian value philosophy of investing, which is based on our belief that consensus opinion, especially when it comes to investing, is often wrong. We seek companies that we believe are financially sound and that have, for one reason or another, fallen out of favor with the investing public. We look for stocks that we feel are trading below their intrinsic values, with prices that are low relative to their earnings (P/E - the most common measure of how expensive a stock is), book value (P/B) and cash flow (P/CF). Historically, such companies have provided potential for above-market returns over time. We base our stock selection on fundamental "bottom-up" analysis -- a process of evaluation that accounts for the individual merits of each stock. While our disciplined process has generated favorable results over time, there is no guarantee that the perceived intrinsic value we see in individual securities will be realized.

In selecting equity securities, we try to take advantage of market inefficiencies and investor over-reaction to perceived negatives affecting solid companies. We consider our approach a defensive style of investing, as many of the securities in which we invest are, in our opinion, undervalued in the market. Certain elements of the Fund's sector positioning add a further measure of defensiveness. For example, throughout the six-month period ended April 30, 2008, the Fund had minimal exposure to economically sensitive sectors such as materials and industrials.

In order to achieve the Fund's income objective, we hold positions in utility stocks, preferred stocks and corporate bonds. Since many of the income-oriented securities in the portfolio are sensitive to changes in interest rates, we frequently employ hedging techniques to help balance the impact on return of rising or falling interest rates. We believe that this defensive value-oriented style of investing has good potential to provide investors with attractive risk-adjusted returns over time from a combination of income and capital appreciation in a wide variety of market environments.

In evaluating the Fund's performance, and especially when comparing performance to equity indices such as the S&P 500 Index and the Russell 1000(R) Value Index, it is important to remember that this is not a typical equity fund. About a third of the Fund's assets are in corporate bonds, convertible preferred stocks, and preferred stocks, which are held primarily because of the high level of income they tend to provide while the convertible feature of the convertible preferred stocks also adds the potential for appreciation over time. The returns of corporate bonds and preferred stocks tend to be less volatile than those of equities and therefore can be expected to provide lower rates of


                                          SemiAnnual Report | April 30, 2008 | 5

DCS | Dreman/Claymore Dividend & Income Fund | QUESTIONS & ANSWERS continued

total return than equities over the long run. (Volatility is a measure of the extent to which the price of a financial asset fluctuates.)



--------------------------------------------------------------------------------
PLEASE TELL US ABOUT THE ECONOMIC AND MARKET ENVIRONMENT OVER THE LAST SIX
MONTHS.

This has been an extraordinarily challenging time for all investors. Some commentators have gone so far as to say that we have recently experienced the worst financial crisis since the Great Depression. Certainly the U.S. economy, though weak, is not in the terrible condition it was in the 1930s, but liquidity has largely vanished from many areas of the financial markets. What began in early 2007 as a correction in the U.S. housing market accelerated into a crisis in the sub-prime mortgage market with profound implications for the entire economy. Very wide spreads between bid and ask prices of high yield bonds, preferred stocks and other high yield securities has made it challenging to trade these securities. Because of a few rather dramatic trading excesses and business failures, banks have been reluctant to lend to one another, and there has been an extreme degree of risk aversion throughout credit markets.

The Federal Reserve Board (the "Fed") reduced interest rates seven times between September 2007 and April 2008, striving to strike a balance between providing liquidity to financial markets and keeping inflation at a moderate level. Even with these stimulus measures, recent trends in employment and consumer spending, accompanied by a spike in energy prices, have led many economists to forecast that the U.S. will experience a recession during 2008.

In this very tough environment, markets have been extremely volatile, and virtually all equity indices posted negative returns. The S&P 500 Index, which is generally regarded as a good indicator of the broad stock market, returned -9.64% for the six-month period ended April 2008. The best performing securities were those with little or no credit risk: the Lehman 10-20 Year U.S. Treasury Index returned 6.26%. The Lehman Brothers Aggregate Bond Index, which measures return of the U.S. bond market as a whole, returned 4.08%, but the return of the Merrill Lynch High Yield Master II Index, which measures performance of the high-yield bond market, was -0.77%.

--------------------------------------------------------------------------------
HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. For the six-month period ending April 30, 2008, the Fund provided total returns of -18.51% and -18.88% based on market price and NAV, respectively. As of April 30, 2008, the Fund's market price of $15.35 represented a discount of 14.0% to NAV of $17.85. Six months earlier, at October 31, 2007, the Fund's closing market price was $19.62 and NAV was $22.79. It is worth noting that the Fund's performance began to show improvement in April, and this improvement continued through late May.

As most investors may know, the market value of the Fund's shares fluctuates from time to time, and it may be higher or lower than the Fund's NAV. The current discount to NAV may provide an opportunity for suitable investors to purchase shares of the Fund at prices below the market value of the securities in the underlying portfolio. We believe that, over the long term, the progress of the NAV will be reflected in the market price return to shareholders.

--------------------------------------------------------------------------------
WHICH TRENDS OR INVESTMENT DECISIONS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE OVER THE LAST SIX MONTHS?

The Fund has traditionally had three major return engines -- high-dividend paying equities owned mainly for their dividends, equities selected for overall return potential, and high-yield bonds. In recent months we have also found some very attractive opportunities in convertible preferred stocks, which offer yields comparable to those of high-yield bonds, along with the poten-


6 | SemiAnnual Report | April 30, 2008

DCS | Dreman/Claymore Dividend & Income Fund | QUESTIONS & ANSWERS continued


tial for capital appreciation if the underlying common stock performs well.


Common stocks represented 68.9% of the portfolio as of October 31, 2007 and 55.5% as of April 30, 2008. Since equities represent such a large percentage of the portfolio, they are generally the main determinant of performance of the portfolio as a whole. The equity portion of the portfolio was down more than the overall market during the six-month period ended April 30, 2008 in large part because the portfolio has a significant concentration in financials, which performed poorly. We have considered the financial sector appropriate for the Fund because of the currently high dividends rates paid by many of the stocks in the sector. However, this positioning detracted from performance during this period as the market has turned away from the entire financial sector because of credit issues related to problems in the sub-prime mortgage business. During the summer of 2007, we carefully evaluated the financial stocks in this portfolio and culled the riskier issues, including those with significant exposure to subprime mortgages and monoline insurers. The financial stocks that remain in the portfolio are large, high-quality companies such as Fannie Mae (18.4% of long-term investments), Bank of America Corp. (1.6% of long-term investments) and Wachovia Corp. (0.8% of long-term investments). However, in the current environment of crisis, essentially all financial stocks have performed very poorly. We regard this situation as a temporary over-reaction by the market, and we continue to hold these attractive stocks, taking the opportunity to average down by buying additional shares on weakness. A large holding that was hurt by problems in the mortgage market was Fannie Mae, since hitting a low point in mid-March, this stock has recovered sharply, and we believe there is great potential for significant further gain, however, there is no guarantee of this occurring.

The major positive was the Fund's positioning in the energy sector, which represented 26.4% of the equity position as of April 30, 2008, compared with a 14.0% energy sector weight in the S&P 500 Index. We have held a significant position in energy stocks for some time because we believe that worldwide demand for energy is growing faster than supply and that energy prices will therefore remain high. Several of the Fund's largest energy holdings including Devon Energy Corp. (3.0% of long-term investments) and Apache Corp. (1.3% of long-term investments) moved up sharply during this period. In order to generate the level of income appropriate for this Fund, a number of our energy holdings are Canadian income trusts with energy-related operations. Income trusts are publicly-traded entities whose interests in oil or gas fields are traded on securities exchanges like shares of corporate stock. Due to their structure, the income generated by these trusts is often treated as qualified dividend income. Several of these stocks including Fairborne Energy Trust (0.6% of long-term investments) and BP Prudhoe Bay Royalty Trust (0.3% of long-term investments) were among the best performing issues in the portfolio during this period.

Also positive was a large position in Altria Group, Inc. (5.0% of long-term investments), which recently spun off its international business as a new public company, Philip Morris International (5.1% of long-term investments). We have been gradually selling some of the international business and replacing it with more of the domestic company, which currently offers a higher yield. Altria has announced that it intends to increase its dividend as it cuts costs; we believe the stock could move up significantly over the next few years.

Straight (non-convertible) preferred stocks, which represent 28.9% of the portfolio as of April 30, 2008, earned income for shareholders, but there was price depreciation in this sector, reflecting concerns about liquidity, solvency and whether the Fed would be successful in stemming this credit crisis. Companies in need of capital have recently been issuing convertible preferred shares with very favorable terms. We recently purchased a


                                          SemiAnnual Report | April 30, 2008 | 7

DCS | Dreman/Claymore Dividend & Income Fund | QUESTIONS & ANSWERS continued


Washington Mutual preferred issue, which has already moved up nicely in price, and we are finding other attractive opportunities in this market.

The high yield market was essentially frozen for much of the period covered by this report. Like preferred stocks, high yield bonds, which represent 5.3% of the portfolio as of April 30, 2008, provided income, but total returns on most issues were flat to slightly negative as prices dropped in a very thin market with scarcely any new issues. During this period, we have found some convertible preferred stocks, offering yields comparable to high yield bonds, to be more attractive sources of income, and they also have equity upside potential, however, there is no guarantee of this occurring.


--------------------------------------------------------------------------------
PLEASE TELL US ABOUT THE FUND'S DISTRIBUTIONS DURING THE PERIOD.

During the six-month period ended April 30, 2008, the Fund paid two quarterly dividends of $0.325 each. The current dividend rate represents an annualized distribution rate of 8.47% based upon the closing market price of $15.35 on April 30, 2008.

Given the Fund's tax characteristics for the 2007 calendar year, the Fund's current dividend rate represents a tax-advantaged distribution rate of 10.79% for an individual shareholder subject to the maximum federal income tax rate of 35%. The final determination of the tax characteristics of dividends paid is made after the end of each calendar year. There can be no assurance that this characterization is indicative of future allocations or that this distribution rate will be achieved in the future.


--------------------------------------------------------------------------------
WOULD YOU EXPLAIN THE FUND'S LEVERAGE STRATEGY?

Like many of its peers, the Fund utilizes leverage as part of its investment strategy. The Fund's leverage is achieved through the issuance of Auction Market Preferred Shares ("AMPS"). AMPS holders receive a dividend that is reset typically every seven or 28 days, depending on the series. The purpose of leverage is to finance the purchase of additional securities that provide income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged. However, when leveraged investments fall in price, leverage may reduce overall return, and this was the case during the last six months. As of April 30, 2008, the Fund continues to be leveraged, with AMPS equivalent to approximately 34.4% of the Fund's managed assets.

The broad auction-rate preferred securities market has experienced considerable disruption in the past several months, and your Fund was not immune to this disruption. The result has been failed auctions on nearly all auction-rate preferred shares, including AMPS such as those issued by the Fund. We believe that this increase in failed auctions is simply a liquidity issue. Investors need to be aware that a failed auction is not a default, nor does it require the redemption of a fund's auction-rate preferred shares. Provisions in the offering documents of the Fund's AMPS provide a mechanism to set a maximum rate in the event of a failed auction, and, thus, investors will continue to be entitled to receive payment for holding these AMPS. This maximum rate is determined based upon a multiple of or a spread to LIBOR, whichever is greater.

The Fund has five series of AMPS, three that auction each week and two that auction every 28 days. The most recent auctions for these series have failed, as have auctions of most AMPS. The established maximum rates for auctions during the week prior to May 25, 2008 ranged from 3.54% to 3.68%. These maximum rates are not significantly different from, and in many cases are lower than, past successful auctions. We will continue to evaluate the benefits and impacts of leverage on the Fund, as well as exploring other methods of utilizing leverage.


8 | SemiAnnual Report | April 30, 2008

DCS | Dreman/Claymore Dividend & Income Fund | QUESTIONS & ANSWERS continued

--------------------------------------------------------------------------------
WHAT IS YOUR OUTLOOK FOR THE MARKETS AND THE FUND IN THE COMING MONTHS?

The last few months have been a challenging time for equity investors. Although there remain significant questions about the direction of the economy, we feel there are signs the market is moving towards a bottom, although there are still likely to be some speed bumps ahead, which makes the timing of an upturn extremely difficult to predict. With our contrarian philosophy, a major way we seek to add value is to take advantage of the over-reactions of investors to bad news, selectively buying attractive equities, preferreds and bonds on weakness, and conditions such as those experienced in the last few months provide some very interesting opportunities.

The portfolio is currently structured fairly defensively, with little exposure to cyclical sectors such as materials and mining. We believe that the concentration in solid financial companies will prove advantageous in the months ahead.


                                          SemiAnnual Report | April 30, 2008 | 9

--------------------------------------------------------------------------------
DCS RISKS AND OTHER CONSIDERATIONS

The views expressed in this report reflect those of the Portfolio Managers and Claymore only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. Past performance does not guarantee future results.

There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities.

A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. Stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock in which the Fund will invest is structurally subordinated to preferred stock, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock of an issuer held by the Fund. Also, the price of common stock of an issuer is sensitive to general movements in the stock market. A drop in the stock market may depress the price of most or all of the common stocks held by the Fund.

The Fund is intended for investors seeking a high level of current income and capital appreciation over the long term. The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. An investment in the common shares of the Fund should not be considered a complete investment program. Each common shareholder should take into account the Fund's investment objectives as well as the Common Shareholder's other investments when considering an investment in the Fund.

Pursuant to its distribution policy, the Fund intends to make regular quarterly distributions on its Common Shares. In order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. In addition, the Fund's ability to make distributions more frequently than annually from any net realized capital gains by the Fund is subject to the Fund obtaining exemptive relief from the Securities and Exchange Commission, which cannot be assured. To the extent the total quarterly distributions for a year exceed the Fund's net investment company income and net realized capital gain for that year, the excess will generally constitute a return of capital. Such return of capital distributions generally are tax free up to the amount of a common shareholder's tax basis in the common shares (generally, the amount paid for the common shares).

AUCTION MARKET PREFERRED SHARES (AMPS) RISK. The AMPS are redeemable, in whole or in part, at the option of the Fund on any dividend payment date for the AMPS, and are subject to mandatory redemption in certain circumstances. The AMPS are not listed on an exchange. You may buy or sell AMPS only through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Fund or in a secondary market maintained by certain broker dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity.

An investment in the Fund is subject to certain risks and other considerations. Such risks and considerations include, but are not limited to: No Operating History; Hedging Risk; Not a Complete Investment Program; Market Discount Risk; Equity Risk; Special Risks Related to Preferred Securities; Income Risk; Value Investing Risk; Fund Distribution Risk; Interest Rate Risk; Inflation Risk; Foreign Securities; Non-diversified Status; Industry Concentration Risk; Lower-Rated Securities; Financial Leverage; Management Risk; Dependence on Key Personnel; Anti-Takeover Provisions; Illiquid Securities; Common Stock Risk; Special Risks of Derivative Transactions and Geopolitical Risks. There can be no assurance that a percentage of dividends paid on common shares, if any, will consist of qualifying dividend income.



10 | SemiAnnual Report | April 30, 2008

DCS | Dreman/Claymore Dividend & Income Fund

Fund SUMMARY | AS OF APRIL 30, (2008) (unaudited)


FUND STATISTICS
-------------------------------------------------------
Share Price                                      $15.35
Common Share Net Asset Value                     $17.85
Premium/Discount to NAV                          -14.0%
Net Assets Applicable to Common Shares ($000)  $810,419
-------------------------------------------------------

TOTAL RETURNS
-------------------------------------------------------
(INCEPTION 1/27/04)                MARKET          NAV
-------------------------------------------------------
Six Months                        -18.51%       -18.88%
One Year                          -25.58%       -22.10%
Three Year - average annual         0.67%         2.05%
Since Inception - average annual    0.19%         4.31%
-------------------------------------------------------


                                         % OF LONG-TERM
SECTOR BREAKDOWN*                           INVESTMENTS
-------------------------------------------------------
Financials                                        48.8%
Energy                                            26.4%
Consumer Staples                                  14.5%
Health Care                                        2.8%
Utilities                                          2.3%
Investment Companies                               1.2%
Consumer Discretionary                             1.1%
Other                                              2.9%
-------------------------------------------------------


                                         % OF LONG-TERM
INDUSTRY BREAKDOWN                          INVESTMENTS
-------------------------------------------------------
Diversified Financial Services                    26.6%
Oil & Gas                                         26.3%
Tobacco                                           13.7%
Commercial Banks                                   9.1%
Insurance                                          6.5%
Thrifts & Mortgage Finance                         4.6%
Real Estate & Real Estate Investment Trusts        1.6%
Electric Utilities                                 1.6%
Pharmaceuticals                                    1.4%
Health Care Providers & Services                   1.3%
Investment Companies                               1.2%
Diversified Telecommunication                      0.1%
Other                                              6.0%
-------------------------------------------------------

Past performance does not guarantee future results. All portfolio data is subject to change daily. For more current information, please visit www.claymore.com. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

* Securities are classified by sectors that represent broad groupings of related industries


Line Chart:

SHARE PRICE & NAV PERFORMANCE

SHARE PRICE       NAV
22.15             24.41
22.07             24.46
22.1              24.56
22.14             24.74
22.13             24.72
22.2              24.82
22.15             24.78
22.28             24.85
22.06             24.55
21.85             24.46
21.81             24.43
21.8              24.47
22                24.65
21.97             24.76
22.15             24.93
22.19             25.01
22.18             25.05
22.18             25
21.83             24.67
21.98             24.8
22.02             24.82
22.15             24.96
22.2              24.88
22.37             25.13
22.65             25.17
22.54             25
22.32             24.78
21.82             24.39
21.97             24.48
22.06             24.67
21.76             24.45
21.97             24.68
21.97             24.72
22.16             24.86
22.13             24.77
22.13             24.72
21.79             24.31
21.72             24.42
21.59             24.14
21.53             24.05
21.32             24.06
21.61             24.19
21.6              24.18
21.48             24.13
21.65             24.34
21.77             24.47
21.68             24.47
21.9              24.35
21.85             24.48
21.64             24.12
21.49             24.19
21.86             24.58
21.85             24.6
21.72             24.43
21.55             24.42
21.41             24.31
21.43             24.4
21.25             24.06
21.1              24.03
20.54             23.43
20.33             23.51
20.25             23.04
20.06             22.73
20                22.86
19.93             22.68
19.93             22.69
20.01             22.7
19.47             22.09
19.62             22.7
19.92             22.86
20.07             23.06
19.7              22.4
19.63             22.53
19.27             22.15
18.6              21.69
18.27             21.33
18.46             21.59
19.01             22.35
19.39             22.33
19.66             22.17
19.73             22.37
19.73             22.54
19.93             22.7
19.96             22.6
19.62             22.18
19.9              22.39
19.75             22.24
19.9              22.54
20.17             22.78
20.03             22.49
20.08             22.42
19.77             22.23
19.49             22.05
19.57             22.21
19.61             22.27
19.66             22.31
19.58             22.33
19.38             22.26
20                22.96
20                23.19
20                22.94
20                23
19.87             22.9
19.81             22.87
19.98             23.04
20.01             23.12
19.97             22.95
20.09             23.27
20.07             23.5
20.12             23.5
20.2              23.58
20.31             23.71
20.3              23.64
20.44             23.71
20.39             23.68
20.32             23.59
20.38             23.62
20.15             23.36
19.92             23.04
19.86             23.08
19.75             22.91
19.29             22.43
19.28             22.39
19.36             22.42
19.29             22.35
19.36             22.34
19.72             22.75
19.74             22.69
19.5              22.52
19.62             22.79
19.15             22.04
18.94             21.75
18.67             21.51
18.84             22.02
18.32             20.78
17.94             20.76
17.56             20.55
17.33             20.12
17.5              20.6
17.6              20.44
17.22             19.62
16.91             19.52
16.24             18.79
15.69             17.86
15.1              17.31
15.27             17.89
14.5              17.03
14.63             17.3
15.1              18.14
15.06             18.29
15.79             19.32
16.14             19.12
16.05             18.71
16.25             19.08
16.51             19.65
16.51             19.52
16.65             19.65
16.18             18.67
15.86             18.46
15.83             18.7
15.74             18.32
15.37             18.12
15.51             18.22
15.36             18.25
15.07             18.35
15.44             18.65
15.93             18.9
16.12             18.97
15.95             18.75
15.82             18.7
15.8              18.72
15.95             18.58
16.08             18.62
15.79             18.14
15.64             18.2
15.52             17.83
15.65             17.99
15.81             18.22
15.81             18.33
16.16             18.52
15.94             18.15
16                18.02
15.8              17.33
15.39             17.02
15.17             16.93
15.66             17.45
15.71             17.8
15.42             17.61
15.94             18.1
16.29             18.4
16.3              18.4
16.48             18.76
16.81             19.17
16.66             18.82
16.5              18.11
16.47             17.81
16.52             18.09
16.22             17.97
16.15             17.86
16.12             17.98
15.85             17.85
15.9              17.69
15.76             17.71
15.4              17.72
15.33             18
15.1              17.72
15.19             17.88
15.52             18.17
15.84             18.28
15.73             18.23
15.72             18.1
15.52             17.48
15.45             17.27
15.35             17.16
15.59             17.32
15.36             16.69
15.15             16.6
14.48             15.94
14.81             16.81
14.6              16.43
14.28             16.59
14.3              16.17
13.65             15.44
14.12             16.45
13.72             16.08
14.19             16.65
14.6              16.96
14.78             17.17
14.78             16.98
14.78             16.78
14.28             16.51
14.37             16.45
14.73             17.09
14.87             17.16
14.94             17.18
14.64             17.06
14.81             17.36
14.79             17.21
14.77             16.99
14.73             16.95
14.43             16.64
14.19             16.62
14.22             16.88
14.48             17.45
14.78             17.64
15.26             17.99
15.31             17.88
15.36             17.51
15                17.33
15.06             17.86
15.41             18.19
15.58             18.13
15.42             17.92
15.35             17.85


Pie Chart:
PORTFOLIO COMPOSITION (% of Total Investments)

Asset Class
-----------
Common Stocks                  55.5%
Preferred Stocks               28.9%
Convertible Preferred Stocks    7.5%
Corporate Bonds                 5.3%
Investment Companies            1.2%
Term-Loans                      1.1%
Call Options Purchased          0.2%
Limited Partnership             0.2%
Short-Term Investments          0.1%


                                         % OF LONG-TERM
TOP TEN ISSUERS                             INVESTMENTS
-------------------------------------------------------
Fannie Mae                                        18.4%
Philip Morris International, Inc.                  5.1%
Altria Group, Inc.                                 5.0%
Washington Mutual, Inc.                            4.9%
ConocoPhillips                                     4.7%
Crescent Point Energy Trust                        3.1%
Devon Energy Corp.                                 3.0%
Universal Corp.                                    3.0%
Chevron Corp.                                      2.3%
Bonavista Energy Trust                             2.2%
-------------------------------------------------------

                                         SemiAnnual Report | April 30, 2008 | 11

DCS | Dreman/Claymore Dividend & Income Fund

Portfolio of INVESTMENTS | APRIL 30, (2008) (unaudited)



NUMBER
OF SHARES                                                                  VALUE
--------------------------------------------------------------------------------
              TOTAL INVESTMENTS - 155.3%
              COMMON STOCKS - 86.4%
              CONSUMER DISCRETIONARY - 0.3%
   123,700    Regal Entertainment Group - Class A                   $  2,345,352
--------------------------------------------------------------------------------
              CONSUMER STAPLES - 16.5%
  3,154,450   Altria Group, Inc.                                      63,089,000
  1,264,965   Philip Morris International, Inc. (e)                   64,551,164
    367,132   Vector Group Ltd.                                        6,325,684
--------------------------------------------------------------------------------
                                                                     133,965,848
--------------------------------------------------------------------------------
              ENERGY - 40.6%
    163,800   Anadarko Petroleum Corp.                                10,902,528
    116,600   Apache Corp.                                            15,703,688
    821,500   ARC Energy Trust (Canada)                               21,241,049
    150,000   Baytex Energy Trust (Canada)                             3,772,500
    889,700   Bonavista Energy Trust (Canada) (d)                     27,315,583
     43,800   BP Prudhoe Bay Royalty Trust                             4,051,938
    303,400   Chevron Corp.                                           29,171,910
    686,200   ConocoPhillips (f)                                      59,116,130
  1,200,900   Crescent Point Energy Trust (Canada)                    38,527,533
    337,000   Devon Energy Corp. (f)                                  38,215,800
    100,000   Double Hull Tankers, Inc. (Channel Islands)              1,025,000
    403,700   Enerplus Resources Fund (Canada)                        18,126,130
    868,300   Fairborne Energy Ltd. (Canada)                           7,828,581
    546,828   Harvest Energy Trust (Canada)                           12,139,582
     82,900   NAL Oil & Gas Trust (Canada)                             1,191,929
    365,600   Pengrowth Energy Trust - Class A (Canada)                7,205,976
    813,000   Penn West Energy Trust (Canada)                         24,528,210
    100,800   San Juan Basin Royalty Trust                             3,873,744
     91,800   Vermilion Energy Trust (Canada)                          3,616,032
     95,200   W.P. Stewart & Co. (Bermuda)                               143,752
     57,500   Williams Coal Seam Gas Trust                               579,600
--------------------------------------------------------------------------------
                                                                     328,277,195
--------------------------------------------------------------------------------
              FINANCIALS - 23.6%
     99,400   Allstate Corp.                                           5,005,784
    228,300   Apollo Investment Corp.                                  3,693,894
    540,000   Bank of America Corp.                                   20,271,600
    750,000   Cypress Shapridge Investments, Inc. - REIT (a) (c)       4,500,000
  1,515,000   Fannie Mae (f)                                          42,874,500
     68,600   Hartford Financial Services Group, Inc.                  4,889,122
    724,800   KeyCorp.                                                17,489,424
    233,600   PNC Financial Services Group, Inc.                      16,200,160
    415,000   Regions Financial Corp.                                  9,096,800
    448,600   U.S. Bancorp                                            15,203,054
    348,300   Wachovia Corp.                                          10,152,945
  3,356,458   Washington Mutual, Inc. (f)                             41,250,869
--------------------------------------------------------------------------------
                                                                     190,628,152
--------------------------------------------------------------------------------


NUMBER
OF SHARES                                                                  VALUE
--------------------------------------------------------------------------------
              HEALTH CARE - 3.0%
    362,400   Eli Lilly & Co.                                       $ 17,445,936
    211,400   UnitedHealth Group, Inc.                                 6,897,982
--------------------------------------------------------------------------------
                                                                      24,343,918
--------------------------------------------------------------------------------
              INDUSTRIALS - 0.7%
    333,900   Contrans Income Fund (Canada)                            2,934,182
     56,800   Eagle Bulk Shipping, Inc. (Marshall Island)              1,671,624
    104,900   New Flyer Industries, Inc. (Canada)                      1,181,180
--------------------------------------------------------------------------------
                                                                       5,786,986
--------------------------------------------------------------------------------
              TELECOMMUNICATIONS - 0.1%
    107,000   Alaska Communications Systems Group, Inc.                1,196,260
--------------------------------------------------------------------------------
              UTILITIES - 1.6%
    261,300   Empire District Electric Co.                             5,442,879
    152,200   Great Plains Energy, Inc.                                3,902,408
     90,000   Progress Energy, Inc.                                    3,779,100
--------------------------------------------------------------------------------
                                                                      13,124,387
--------------------------------------------------------------------------------
              TOTAL COMMON STOCKS - 86.4%
              (Cost $664,496,983)                                    699,668,098
--------------------------------------------------------------------------------

              PREFERRED STOCKS - 45.0%

              CONSUMER DISCRETIONARY - 0.2%
     81,250   Red Lion Hotels Capital Trust, 9.500%                    2,011,344
--------------------------------------------------------------------------------
              CONSUMER STAPLES - 1.4%
    140,000   Dairy Farmers of America, 7.875% (a)                    11,484,382
--------------------------------------------------------------------------------
              FINANCIALS - 41.7%
    200,000   ABN AMRO Capital Fund Trust VII, 6.080%                  4,288,000
     80,000   AEGON N.V., 6.875% (Netherlands)                         1,826,400
     33,400   Arch Capital Group, Ltd., 7.875% (Bermuda)                 821,640
    340,000   Arch Capital Group, Ltd., 8.000% (Bermuda)               8,500,000
     20,000   Aspen Insurance Holdings Ltd., 7.401% (Bermuda) (b)        438,750
    218,100   Axis Capital Holdings Ltd., Series A, 7.250% (Bermuda)   5,197,323
     50,000   Axis Capital Holdings Ltd., Series B, 7.500%
                 (Bermuda) (b)                                         4,821,875
 10,000,000   Barclays Bank PLC, 8.550% (United Kingdom) (a) (b)      10,026,870
 11,000,000   CA Preferred Funding Trust, 7.000%                      10,644,568
    189,300   Chevy Chase Bank, Series C, 8.000%                       4,562,130
     60,000   CIT Group, Inc., Series A, 6.350%                          828,600
    225,000   CIT Group, Inc. 8.750%                                  12,543,750
    300,000   Deutsche Bank Capital Funding Trust VIII, 6.375%         6,840,000
    412,000   Endurance Specialty Holdings, Ltd., 7.750% (Bermuda)     9,743,800
    200,000   Fannie Mae, Series E, 5.100%                             6,856,260
  4,400,000   Fannie Mae, 8.250% (f)                                 110,176,000
     80,000   Fannie Mae, Series O, 7.000% (b)                         3,685,000
  1,200,000   Fannie Mae, 6.750%                                      27,732,000
    280,000   Fannie Mae, Series P, 4.500% (a) (b)                     5,040,000
     48,700   Franklin Bank Corp., Series A, 7.500%                      377,425
    100,000   Freddie Mac, Series O, 5.810%                            4,075,000
     25,000   Freddie Mac, Series T, 6.420%                            1,203,750


See notes to financial statements.

12 | SemiAnnual Report | April 30, 2008

DCS | Dreman/Claymore Dividend & Income Fund |
PORTFOLIO OF INVESTMENTS (unaudited) continued

NUMBER
OF SHARES                                                                  VALUE
--------------------------------------------------------------------------------
              FINANCIALS (CONTINUED)
     80,000   Goldman Sachs Group, Inc., 6.200%                     $  1,879,200
    200,000   Hilltop Holdings, Inc. 8.250%                            4,086,000
  7,042,000   HSBC Capital Funding LP, 10.176%
                 (Channel Islands) (a) (b)                             8,721,193
 12,840,000   HSBC Capital Funding LP, 9.547%
                 (Channel Islands) (a) (b)                            13,381,219
    100,000   HSBC Holdings PLC, Series A, 6.200% (United Kingdom)     2,250,000
    140,500   Lehman Brothers Holdings, Inc., Series F, 6.500%         3,003,890
  2,000,000   Lloyds TSB Bank PLC, 6.900% (United Kingdom)             1,940,000
     80,000   LTC Properties, Inc. - REIT, Series F, 8.000%            1,951,200
    200,000   Merrill Lynch & Co., Inc. 6.700%                         4,560,000
     50,000   MetLife, Inc., Series B, 6.500%                          1,151,500
    100,000   Morgan Stanley, Series A, 4.000% (b)                     1,909,000
    245,000   Odyssey Re Holdings Corp., Series A, 8.125%              6,063,750
    152,100   Odyssey Re Holdings Corp., Series B, 6.020% (b)          3,312,738
    400,000   Omega Healthcare Investors, Inc - REIT,
                 Series D, 8.375%                                      9,960,000
 31,000,000   Prudential PLC, 6.500% (United Kingdom) (d)             27,214,900
    100,000   Santander Finance Preferred SA Unipersonal, 6.800%
                 (Spain)                                               2,236,000
    577,400   Scottish Re Group Ltd., 7.250% (Cayman Islands) (b)      3,229,860
--------------------------------------------------------------------------------
                                                                     337,079,591
--------------------------------------------------------------------------------
              UTILITIES - 1.7%
     80,000   Alabama Power Co., 5.300%                                1,686,400
    120,000   PPL Electric Utilities Corp., 6.250%                     2,880,000
    385,500   Southern Union Co., 7.550%                               9,386,925
--------------------------------------------------------------------------------
                                                                      13,953,325
--------------------------------------------------------------------------------
              TOTAL PREFERRED STOCKS - 45.0%
              (Cost $402,179,182)                                    364,528,642
--------------------------------------------------------------------------------

              CONVERTIBLE PREFERRED STOCKS - 11.7%
              CONSUMER STAPLES - 4.7%
     25,000   Universal Corp., 6.750% (d)                             38,193,750
--------------------------------------------------------------------------------
              FINANCIALS - 7.0%
       505    Fannie Mae, 5.375% (d)                                  35,855,126
       142    Washington Mutual, Inc.                                 14,200,000
 11,000,000   Washington Mutual Preferred Funding LLC, 6.895%
                 (a) (b)                                               6,825,588
--------------------------------------------------------------------------------
                                                                      56,880,714
--------------------------------------------------------------------------------
              TOTAL CONVERTIBLE PREFERRED STOCKS
              (Cost $95,132,904)                                      95,074,464
--------------------------------------------------------------------------------

              INVESTMENT COMPANIES - 1.8%
    116,000   Cohen & Steers REIT and Preferred Income Fund            2,484,720
    246,200   Evergreen Income Advantage Fund                          2,883,002
    222,600   Hyperion Brookfield Total Return Fund, Inc               1,576,008
    190,000   Nuveen Multi-Strategy Income and Growth Fund 2           2,025,400
    161,200   Nuveen Quality Preferred Income Fund II                  1,832,844
    272,200   Pioneer High Income Trust                                4,156,494
--------------------------------------------------------------------------------
              TOTAL INVESTMENT COMPANIES
              (Cost $18,999,070)                                      14,958,468
--------------------------------------------------------------------------------


PRINCIPAL                                                     OPTIONAL
AMOUNT                                                 CALL PROVISIONS           VALUE
--------------------------------------------------------------------------------------
              CORPORATE BONDS - 8.2%
              COMMUNICATIONS - 0.3%
$   300,000   Idearc, Inc., BB-, 8.000%, 11/15/16       11/15/11 @ 104    $    196,500
  2,700,000   Univision Communications, CCC, 9.75%,
                 3/15/15 (a)                             3/15/11 @ 105       1,957,500
--------------------------------------------------------------------------------------
                                                                             2,154,000
--------------------------------------------------------------------------------------
              CONSUMER DISCRETIONARY - 1.1%
    900,000   ARAMARK Corp., B, 8.500%, 2/01/15          2/01/11 @ 104         942,750
  3,000,000   Ford Motor Co., CCC+, 7.450%, 7/16/31                N/A       2,257,500
  3,000,000   General Motors Corp., B, 8.375%, 7/15/33             N/A       2,298,750
  2,000,000   Hertz Corp. (The), B, 10.500%, 1/01/16     1/01/11 @ 105       2,022,500
  2,535,000   Station Casinos, Inc., B-, 6.500%,
                 2/01/14                                 2/01/09 @ 102       1,673,100
--------------------------------------------------------------------------------------
                                                                             9,194,600
--------------------------------------------------------------------------------------
              ENERGY - 0.4%
  2,871,000   Compton Petroleum Finance Corp., B, 7.625%,
              12/01/13 (Canada)                         12/01/09 @ 104       2,835,113
    500,000   Connacher Oil and Gas Ltd., BB, 10.250%,
              12/15/15 (Canada) (a)                     12/15/11 @ 105         530,000
--------------------------------------------------------------------------------------
                                                                             3,365,113
--------------------------------------------------------------------------------------
              FINANCIALS - 3.6%
  3,000,000   Ford Motor Credit Co., B, 7.375%, 2/1/11             N/A       2,760,009
 13,354,000   Old Mutual Capital Funding LP, NR,
                 8.000%, 5/29/49 (Channel Islands)      12/22/08 @ 100      12,953,380
  2,000,000   Preferred Term Securities XI Ltd., NR
              Subordinate Income Notes 19.000%,
                 9/24/33 (a) (b)                                   N/A       1,353,800
  3,000,000   Preferred Term Securities XIX Ltd., NR
                 Subordinate Income Notes 13.500%,
                 12/22/35 (a) (b)                                  N/A       1,830,000
  2,000,000   Preferred Term Securities XX Ltd., NR
              Subordinate Income Notes 14.000%, 3/22/38
                 (a) (b)                                           N/A       1,215,000
  2,000,000   Preferred Term Securities XXI Ltd., NR
              Subordinate Income Notes 15.000%, 3/22/38 (b)        N/A       1,384,000
  5,400,000   RBS Capital Trust, Series B, 6.800%,
                 12/29/49                                9/30/08 @ 100       5,239,080
  3,250,000   Royal Bank Of Scotland Group PLC, A, 7.648%,
              8/29/49 (United Kingdom) (b)               9/30/31 @ 100       2,745,899
--------------------------------------------------------------------------------------
                                                                            29,481,168
--------------------------------------------------------------------------------------
              HEALTH CARE - 1.3%
  1,900,000   Community Health Systems Inc, B,
                 8.875%, 7/15/15                         7/15/11 @ 104       1,985,500
  2,300,000   HCA, Inc., B-, 6.500%, 2/15/16                       N/A       2,070,000
  4,500,000   HCA, Inc., BB-, 9.250%, 11/15/16          11/15/11 @ 105       4,848,750
  1,600,000   ReAble Therapeutics Finance Corp., B-,
              10.875%, 11/15/04 (a)                     11/15/11 @ 105       1,612,000
--------------------------------------------------------------------------------------
                                                                            10,516,250
--------------------------------------------------------------------------------------
              INDUSTRIALS - 0.5%
  1,500,000   Casella Waste Systems, Inc., B, 9.750%,
                 2/01/13                                 6/12/08 @ 105       1,477,500
  2,000,000   Crown Cork & Seal Co., Inc., B, 8.000%,
                 4/15/23                                 6/12/08 @ 102       1,880,000
    500,000   Owens-Illinois, Inc., B+, 7.800%, 5/15/18            N/A         507,500
--------------------------------------------------------------------------------------
                                                                             3,865,000
--------------------------------------------------------------------------------------

See notes to financial statements.

                                         SemiAnnual Report | April 30, 2008 | 13


DCS | Dreman/Claymore Dividend & Income Fund |
PORTFOLIO OF INVESTMENTS (unaudited) continued

PRINCIPAL                                                     OPTIONAL
AMOUNT                                                 CALL PROVISIONS           VALUE
--------------------------------------------------------------------------------------
              MATERIALS - 0.3%
$ 5,000,000   Abitibi-Consolidated Co., CCC+,
                 8.375%, 4/01/15 (Canada)                          N/A    $  2,075,000
--------------------------------------------------------------------------------------
              RETAIL - 0.4%
  1,900,000   Rite Aid Corp., 8.625%, 3/01/15            3/01/11 @ 104       1,553,250
  2,000,000   Neiman-Marcus Group, Inc., B+,
                 9.000%, 10/15/15                       10/15/10 @ 105       2,090,000
--------------------------------------------------------------------------------------
                                                                             3,643,250
--------------------------------------------------------------------------------------
              UTILITIES - 0.3%
  2,000,000   Texas Competitive Electric Holdings Co. LLC, CCC
                 10.25%, 11/1/15 (a)                     11/1/11 @ 105       2,095,000
--------------------------------------------------------------------------------------
              TOTAL CORPORATE BONDS - 8.2%
              (Cost $75,661,024)                                            66,389,381
--------------------------------------------------------------------------------------

              TERM-LOANS (FUNDED) - 1.5%
  2,394,000   Bausch & Lomb Term Loan, Parent Tranche,
                 5.946%, 4/26/15 (b)                                         2,367,690
    300,000   Bausch & Lomb Term Loan, Delayed Tranche,
                 5.946%, 4/26/15 (b)                                           296,703
   530,701    First Data Corp., Tranche B3, 5.446%, 9/24/14 (b)                498,958
 7,429,299    First Data Corp., Tranche B3, 5.348%, 9/24/14 (b)              6,984,938
 2,556,429    TXU Bank, Tranche B2, 6.596%, 10/10/14 (b)                     2,452,574
   428,571    TXU Bank, Tranche B2, 6.477%, 10/10/14 (b)                       411,161
--------------------------------------------------------------------------------------
              TOTAL TERM-LOANS (FUNDED)
              (Cost $13,431,410)                                            13,012,024
--------------------------------------------------------------------------------------

              TERM-LOANS (UNFUNDED) - 0.1%
    300,000   Bausch & Lomb Term Loan, Delayed Tranche, 4/26/15 (b)
              (Cost $301,108)                                                  296,703
--------------------------------------------------------------------------------------


NUMBER
OF SHARES                                                                        VALUE
--------------------------------------------------------------------------------------

              LIMITED PARTNERSHIP - 0.2%
              REAL ESTATE - 0.2%
              Kodiak Funding, LP (c)
  4,000,000   (Cost $3,570,000)                                              1,924,928
--------------------------------------------------------------------------------------

              SHORT-TERM INVESTMENTS - 0.1%
   602,717    Dreyfus Money Market Bond Fund
              (Cost $602,717)                                                  602,717
--------------------------------------------------------------------------------------

CONTRACTS
(100 SHARES                                                 EXPIRATION     EXERCISE
PER CONTRACT) CALL OPTIONS PURCHASED(e)                           DATE        PRICE              VALUE
------------------------------------------------------------------------------------------------------
              CALL OPTIONS PURCHASED - 0.3%
    4,000     Financial Select Sector SPDR Fund           January 2009    $   30.00     $      460,000
   44,000     Financial Select Sector SPDR Fund           January 2009        33.00          1,936,000
------------------------------------------------------------------------------------------------------
              TOTAL CALL OPTIONS PURCHASED
              (Cost $14,839,584)                                                             2,396,000
------------------------------------------------------------------------------------------------------
              TOTAL INVESTMENTS - 155.3%
              (Cost $1,289,213,982)                                                      1,258,851,425
              Liabilities in excess of Other Assets - (0.1%)                                  (992,263)
              Total Options Written (Premiums received $18,449,426) - (2.8%)               (22,440,000)
              Preferred Shares, at Liquidation Value - (-52.4% of Net Assets Applicable
              to Common Shares or -33.8% of Total Investments)                            (425,000,000)
------------------------------------------------------------------------------------------------------
              NET ASSETS APPLICABLE TO COMMON SHARES - 100.0%                           $  810,419,162
======================================================================================================

CONTRACTS
(100 SHARES                                                 EXPIRATION     EXERCISE
PER CONTRACT) PUT OPTIONS WRITTEN(e)                              DATE        PRICE              VALUE
------------------------------------------------------------------------------------------------------
   48,000     Financial Select Sector SPDR Fund           January 2009    $   30.00     $   22,440,000
------------------------------------------------------------------------------------------------------
              TOTAL OPTIONS WRITTEN
           (Premiums received $18,449,426)                                              $   22,440,000
======================================================================================================

LP - Limited Partnership

REIT - Real Estate Investment Trust

(a) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2008, these securities amounted to 8.8% of net assets applicable to common shares.

(b)  Floating or variable rate security.

(c) Security is valued in accordance with Fair Valuation procedures established in good faith by the Board of Trustees. The total market value of such securities is $6,424,928 which represents 0.8% of Net Assets Applicable to Common Shares.

(d) All or a portion of this security position represents cover for outstanding options written.

(e)  Non-income producing security.

(f) All or a portion of these securities have been physically segregated in connection with swap agreements and open futures contracts.

Ratings shown are per Standard & Poor's; securities classified NR are not rated by Standard & Poor's.

All percentages shown in the Portfolio of Investments are based on Net Assets Applicable to Common Shares unless otherwise noted.

See notes to financial statements.

14 | SemiAnnual Report | April 30, 2008

DCS | Dreman/Claymore Dividend & Income Fund

Statement of ASSETS AND LIABILITIES | APRIL 30, (2008) (unaudited)

ASSETS
   Investments in securities, at value (cost $1,289,213,982)                                    $1,258,851,425
   Receivable for securities sold                                                                   17,148,815
   Dividends and interest receivable                                                                 4,887,693
   Variation margin receivable                                                                          50,351
--------------------------------------------------------------------------------------------------------------
      Total assets                                                                               1,280,938,284
--------------------------------------------------------------------------------------------------------------
LIABILITIES
   Options written at value (premiums received of $18,449,426)                                      22,440,000
   Payable for securities purchased                                                                 16,504,997
   Unrealized depreciation on interest rate swap                                                     3,255,716
   Variation margin payable                                                                          1,654,688
   Advisory fee payable                                                                                845,138
   Dividends payable - preferred shares                                                                380,691
   Due to custodian                                                                                    300,000
   Administrative fee payable                                                                           16,821
   Accrued expenses and other liabilities                                                              121,071
--------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                             45,519,122
--------------------------------------------------------------------------------------------------------------
PREFERRED SHARES, AT REDEMPTION VALUE
   Auction Market Preferred Shares $.01 par value per share; 17,000 authorized,
      issued and outstanding at $25,000 per share liquidation preference                           425,000,000
--------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                                      $810,419,162
==============================================================================================================
COMPOSITION OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
   Common stock, $.01 par value per share; unlimited number of shares authorized,
      45,399,424 shares issued and outstanding                                                    $    453,994
   Additional paid-in capital                                                                      859,670,266
   Accumulated net unrealized depreciation on investments, currency, options,
      and swap transactions                                                                        (38,952,795)
   Accumulated net realized loss on investments, futures, options, currency,
      and swap transactions                                                                         (4,804,915)
   Accumulated distributions in excess of net investment income                                     (5,947,388)
--------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                                      $810,419,162
==============================================================================================================
NET ASSET VALUE APPLICABLE TO COMMON SHAREHOLDERS
   (based on 45,399,424 common shares outstanding)                                                $      17.85
==============================================================================================================

See notes to financial statements.

                                            SemiAnnual Report | April 30, 2008 l

DCS | Dreman/Claymore Dividend & Income Fund

Statement of OPERATIONS | FOR THE SIX MONTHS ENDED APRIL 30, (2008) (unaudited)

INVESTMENT INCOME
   Dividends (net of foreign withholding taxes of $1,128,140)                   $ 30,158,010
   Interest (net of foreign withholding taxes of $183,608)                         7,588,432
--------------------------------------------------------------------------------------------------------------
      Total income                                                                                $ 37,746,442
--------------------------------------------------------------------------------------------------------------
EXPENSES
   Advisory fee                                                                    5,271,646
   Auction agent fee-preferred shares                                                550,854
   Custodian fee                                                                     118,148
   Professional fees                                                                 112,768
   Administrative fee                                                                106,773
   Fund accounting                                                                   100,692
   Printing expenses                                                                  89,907
   Trustees' fees and expenses                                                        82,529
   Insurance expense                                                                  28,935
   NYSE listing                                                                       17,836
   Transfer agent fee                                                                  9,919
   Miscellaneous                                                                       7,437
   Rating agency fee                                                                   7,098
--------------------------------------------------------------------------------------------------------------
      Total expenses                                                                                 6,504,542
--------------------------------------------------------------------------------------------------------------
      NET INVESTMENT INCOME                                                                         31,241,900
--------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES, SWAP AND FOREIGN
   CURRENCY TRANSACTIONS
   Net realized gain (loss) on:
      Options                                                                                        8,234,924
      Investments                                                                                  (13,609,226)
      Swaps                                                                                           (209,621)
      Futures                                                                                         (202,916)
      Foreign currency transactions                                                                     (4,373)
   Net change in unrealized appreciation (depreciation) on:
      Options                                                                                      (14,582,999)
      Investments                                                                                 (190,562,533)
      Swaps                                                                                         (3,411,525)
      Futures                                                                                       (1,344,360)
      Foreign currency translations                                                                       (782)
--------------------------------------------------------------------------------------------------------------
   NET LOSS ON INVESTMENTS, FUTURES, OPTIONS, AND SWAP TRANSACTIONS                               (215,693,411)
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHARES FROM
   Net investment income                                                                           (10,216,572)
--------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS           $(194,668,083)
==============================================================================================================

See notes to financial statements.

16 | SemiAnnual Report | April 30, 2008

DCS | Dreman/Claymore Dividend & Income Fund

Statements of CHANGES IN NET ASSETS APPLICABLE TO COMMON SHARES |

                                                                                      FOR THE
                                                                             SIX MONTHS ENDED            FOR THE
                                                                               APRIL 30, 2008         YEAR ENDED
                                                                                  (UNAUDITED)   OCTOBER 31, 2007
----------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS APPLICABLE TO COMMON
   SHAREHOLDERS RESULTING FROM OPERATIONS
   Net investment income                                                      $   31,241,900      $   69,743,712
   Net realized gain (loss) on investments, futures, options, currency,
      and swap transactions                                                       (5,791,212)          5,361,408
   Net change in unrealized appreciation (depreciation) on investments,
      futures, currency, options, and swap transactions                         (209,902,199)        (44,064,690)

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM
   Net investment income                                                         (10,216,572)        (22,730,366)
----------------------------------------------------------------------------------------------------------------
   Net increase in net assets applicable to common shareholders
      resulting from operations                                                 (194,668,083)          8,310,064
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
   From and in excess of net investment income                                   (29,509,626)        (59,019,251)
----------------------------------------------------------------------------------------------------------------
   Total distributions to common shareholders                                    (29,509,626)        (59,019,251)
----------------------------------------------------------------------------------------------------------------
      Total increase in net assets applicable to common shareholders            (224,177,709)        (50,709,187)
NET ASSETS
   Beginning of period                                                         1,034,596,871       1,085,306,058
----------------------------------------------------------------------------------------------------------------
   End of period (including accumulated undistributed net investment
      income of ($5,947,388) and $2,536,910, respectively.)                   $  810,419,162      $1,034,596,871
================================================================================================================

See notes to financial statements.

                                         SemiAnnual Report | April 30, 2008 | 17

DCS | Dreman/Claymore Dividend & Income Fund

Financial HIGHLIGHTS |

                                                                                                                        FOR THE
                                                                                                                         PERIOD
                                                           FOR THE                                                  JANUARY 27,
                                                  SIX MONTHS ENDED            FOR THE         FOR THE      FOR THE        2004*
PER SHARE OPERATING PERFORMANCE                          APRIL 30,         YEAR ENDED      YEAR ENDED   YEAR ENDED      THROUGH
FOR A COMMON SHARE OUTSTANDING                                2008        OCTOBER 31,     OCTOBER 31,  OCTOBER 31,  OCTOBER 31,
THROUGHOUT THE PERIOD                                   (UNAUDITED)              2007            2006         2005         2004
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $    22.79         $    23.91      $    20.62    $   18.89     $  19.10(b)
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (a)                                  0.69               1.54            1.42         1.20          0.86
   Net realized and unrealized gain (loss)
      on investments, futures and swap transactions          (4.75)             (0.86)           3.61         2.11         (0.18)
   DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
   From net investment income and return of capital
      (common share equivalent basis)                        (0.23)             (0.50)          (0.44)       (0.28)(g)     (0.09)
------------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                       (4.29)              0.18            4.59         3.03          0.59
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
   From and in excess of net investment income               (0.65)             (1.30)          (1.30)       (1.30)        (0.65)
   Return of capital                                            --                 --              --         0.00(f)         --
------------------------------------------------------------------------------------------------------------------------------------
      Total distributions to Common Shareholders             (0.65)             (1.30)          (1.30)       (1.30)        (0.65)
------------------------------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED SHARES' OFFERING EXPENSES CHARGED
   TO PAID-IN-CAPITAL                                           --                 --              --          --          (0.15)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $    17.85         $    22.79      $    23.91    $   20.62     $   18.89
====================================================================================================================================
MARKET VALUE, END OF PERIOD                             $    15.35         $    19.62      $    21.61    $   18.20     $   17.88
====================================================================================================================================
TOTAL INVESTMENT RETURN (C)
   Net asset value                                          -18.88%              0.67%          23.05%       16.24%         2.47%
   Market value                                             -18.51%             (3.53)%         26.97%        8.97%        (7.33)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, applicable to common shareholders,
   end of period (thousands)                            $  810,419         $1,034,697      $1,085,306    $ 936,010     $ 857,388
Preferred Shares, at liquidation value ($25,000
   per share liquidation preference) (thousands)        $  425,000         $  425,000      $  425,000    $ 425,000     $ 425,000
Preferred Shares asset coverage per share               $   72,672         $   85,859      $   88,842    $  80,059     $  75,435
Ratios to Average Net Assets applicable to
   Common Shares:
   Total expenses, including interest expense                 1.59%(d)(h)        1.42%(h)        1.47%        1.50%         1.53%(d)
   Interest expense                                             --                 --              --           --          0.07%(d)
   Net investment income, prior to effect of
      dividends to preferred shares                           7.64%(d)           6.47%           6.41%        5.82%         6.20%(d)
   Net investment income, after effect of
      dividends to preferred shares                           5.14%(d)           4.36%           4.40%        4.45%         5.57%(d)
Ratios to Average Managed Assets: (e)
   Total expenses, including interest expense                 1.05%(d)(h)        1.02%(h)        1.03%        1.03%         1.05%(d)
   Interest expense                                             --                 --              --           --          0.05%(d)
   Net investment income, prior to effect of
      dividends to preferred shares                           5.04%(d)           4.64%           4.50%        4.00%         4.28%(d)
Portfolio turnover                                              37%                55%             25%          17%            6%

*    Commencement of operations.

(a)  Based on average shares outstanding during the period.

(b)  Before deduction of offering expenses charged to capital.

(c) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value ("NAV") or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund's Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)  Annualized.

(e) Managed assets is equal to net assets applicable to common shareholders plus outstanding leverage, such as the liquidation value of preferred shares.

(f)  Amount is less than $.01.

(g)  Distributions partially from return of capital

(h) Expense ratio does not reflect fees and expenses incurred indirectly by the Fund as a result of its investments in shares of other investment companies. If these fees were included in the expense ratio, the net impact to the expense ratio would be 0.02% for the six-months ended April 30, 2008 and the year ended October 31, 2007. The impact to the expense ratio as a result of investments in other investment companies was not required prior to 2007. As a result, the impact has not been disclosed for the years prior to 2007.

See notes to financial statements.

18 | SemiAnnual Report | April 30, 2008

DCS | Dreman/Claymore Dividend & Income Fund

Notes to FINANCIAL STATEMENTS | APRIL 30, (2008) (unaudited)


Note 1 - ORGANIZATION:

Dreman/Claymore Dividend & Income Fund (the "Fund") was organized as a Delaware statutory trust on October 20, 2003. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund's primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. The Fund will pursue its investment objectives by investing its assets primarily in dividend-paying common and preferred stocks. There can be no assurance that the Fund will achieve its investment objectives. The Fund's investment objectives are considered fundamental and may not be changed without shareholder approval.


Note 2 - ACCOUNTING POLICIES:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Fund.

(A) VALUATION OF INVESTMENTS

The Fund values equity securities at the last reported sale price on the principle exchange or in the principle OTC market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. Interest rate swaps are valued at closing prices for such contracts established by the exchange or dealer market on which they are traded. Exchange traded options are valued at the mean between the bid and asked prices on the principal exchange on which it is traded. Short-term securities with maturities of 60 days or less at time of purchase are valued at amortized cost, which approximates market value.

(B) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(C) SWAPS

A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to interest rates or to manage the duration of its portfolio. The swaps are valued at current market value and any unrealized gain or loss is included in the Statement of Operations. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statement of Operations. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

The Fund entered into interest rate swap agreements during the six months ended April 30, 2008 in order to partially hedge its exposure to short-term interest rates paid to its auction market preferred shareholders. Details of the swap agreement outstanding as of April 30, 2008 were as follows:

                                          NOTIONAL                                         UNREALIZED
                           TERMINATION      AMOUNT      FIXED         FLOATING           APPRECIATION
COUNTERPARTY                      DATE       (000)       RATE             RATE         (DEPRECIATION)
-----------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.   09/21/2009    $150,000      4.34%    1 Month LIBOR           $(3,255,716)

For the swap noted, the Fund pays the fixed rate and receives the floating rate.

(D) FUTURES

A futures contract is an agreement to buy or sell a financial instrument at a particular price on a stipulated future date. Upon entering into a futures contract, the Fund is required to make an initial margin deposit established by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the counterparty an amount of cash equal to the daily fluctuation in the value of the contract. Such receipt or payment is known as the


                                         SemiAnnual Report | April 30, 2008 | 19

DCS | Dreman/Claymore Dividend & Income Fund |

NOTES TO FINANCIAL STATEMENTS (unaudited) continued


variation margin and is recorded by the Fund as unrealized appreciation or depreciation. The Fund bears the market risk that arises from the change in the value of these financial instruments.

At April 30, 2008, the following futures contracts were outstanding:

                                                                                                    UNREALIZED
                  SHORT      NUMBER OF      EXPIRATION        ORIGINAL         VALUE AT           APPRECIATION
              CONTRACTS      CONTRACTS           MONTH           VALUE   APRIL 30, 2008         (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------
US Treasury Bonds (CBT)          2,118         June-08    $246,901,645     $247,574,355           $  (672,710)
          S&P 500 (CME)             38         June-08    $ 12,495,350     $ 13,167,000              (671,650)
--------------------------------------------------------------------------------------------------------------
                                                                                                  $(1,344,360)

(E) OPTIONS

The Fund may purchase or sell, (write) options on securities and securities indices which are listed on a national securities exchange or in the over-the-counter ("OTC") market as a means of achieving additional return or of hedging the value of the Fund's portfolio. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or "strike" price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put). There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

(F) DISTRIBUTIONS

The Fund intends to declare quarterly dividends to common shareholders at a fixed rate per common share based on its projected performance, which rate may be adjusted from time to time. Accordingly, for U.S. generally accepted accounting principles, the Fund may declare and pay dividends in excess of its net investment income on the Statement of Operations. However, the ultimate amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Permanent differences relating to the difference between book and tax characterization of distributions have been reclassed on the Statements of Assets and Liabilities.

(G) CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of the respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in the exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are included as net realized gains or losses on foreign currency forwards and currency transactions in the Fund's Statement of Operations.

Foreign exchange gain or loss on assets and liabilities, other than investments, are included in unrealized appreciation (depreciation) on foreign currency transactions.


Note 3 - INVESTMENT ADVISORY AGREEMENT, SUB-ADVISORY AGREEMENT AND OTHER
AGREEMENTS:

Pursuant to an Investment Advisory Agreement (the "Agreement") between the Fund and Claymore Advisors, LLC ("the Adviser"), the Adviser will furnish offices, necessary facilities and equipment, provide administrative services, oversee the activities of Dreman Value Management, LLC (the "Investment Manager"), provide personnel including certain officers required for the Fund's administrative management and compensate all officers and trustees of the Fund who are its affiliates. As compensation for these services, the Fund will pay the Adviser a fee, payable monthly, in an amount equal to 0.85% of the Fund's average managed assets (net assets applicable to common shareholders plus any assets attributable to financial leverage).

The Adviser has entered into a Sub-Advisory Agreement with the Investment Manager. Pursuant to the terms of this agreement, the Investment Manager, under the supervision of the Fund's Board of Trustees and the Adviser, will provide a continuous investment program for the Fund's portfolio; provide investment research and make and execute recommendations for the purchase and sale of securities; and provide certain facilities and personnel, including officers required for the Fund's administrative management, and compensation of all officers and trustees of the Fund who are its affiliate. For these services, the Adviser has agreed to pay the


20 | SemiAnnual Report | April 30, 2008

DCS | Dreman/Claymore Dividend & Income Fund |
NOTES TO FINANCIAL STATEMENTS (unaudited) continued


Investment Manager an aggregate amount equal to 60% of the investment advisory fees paid to the Adviser by the Fund, net of any additional compensation payments to underwriters of the common share offering.

Under a separate Fund Administration agreement, the Adviser provides fund administration services to the Fund.

The Advisor receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund.

MANAGED ASSETS                                                     RATE
-----------------------------------------------------------------------
First $200,000,000                                              0.0275%
Next $300,000,000                                               0.0200%
Next $500,000,000                                               0.0150%
Over $1,000,000,000                                             0.0100%
-----------------------------------------------------------------------

For the six months ended April 30, 2008 the Fund recognized expenses of approximately $106,800 for these services.

The Bank of New York Mellon ("BNY") acts as the Fund's custodian, accounting agent, and transfer agent. As custodian, BNY is responsible for the custody of the Fund's assets. As accounting agent BNY is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.


Note 4 - FEDERAL INCOME TAXES:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Information on the components of investments as of April 30, 2008 is as follows:

                                                                                                         NET TAX
                                                                                       NET TAX        UNREALIZED
                                  COST OF         GROSS TAX         GROSS TAX       UNREALIZED   DEPRECIATION ON
                              INVESTMENTS        UNREALIZED        UNREALIZED  DEPRECIATION ON   DERIVATIVES AND
                         FOR TAX PURPOSES      APPRECIATION      DEPRECIATION      INVESTMENTS  FOREIGN CURRENCY
----------------------------------------------------------------------------------------------------------------
                           $1,288,248,459      $175,831,460    $(205,228,494)    $(29,397,034)      $(7,246,290)
----------------------------------------------------------------------------------------------------------------

The difference between book and tax basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales, income reclassifications from real estate investment trusts, royalty trusts, partnerships and investments in preferred securities.

For the year ended October 31, 2007, the tax character of distributions paid to common and preferred shareholders as reflected in the statement of changes in net assets was as follows:

DISTRIBUTIONS PAID FROM:                                                    2007
--------------------------------------------------------------------------------
Capital gain - common shares                                         $ 8,831,953
Capital gain - preferred shares                                        3,392,877
Ordinary income - common shares                                       50,187,298
Ordinary income - preferred shares                                    19,337,489
--------------------------------------------------------------------------------
                                                                     $81,749,617
--------------------------------------------------------------------------------

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implications of FIN 48 and has determined it does not have any impact on the financial statements as of April 30, 2008. Tax years 2004, 2005, 2006, and 2007 are still subject to examination by major jurisdictions


Note 5 - INVESTMENTS IN SECURITIES:

For the six months ended April 30, 2008, the cost of purchases and proceeds from sales of investments, excluding options and short-term securities, were $477,605,749 and $504,401,921, respectively.


                                         SemiAnnual Report | April 30, 2008 | 21

DCS | Dreman/Claymore Dividend & Income Fund |

NOTES TO FINANCIAL STATEMENTS (unaudited) continued


Transactions in option contracts during the six months ended April 30, 2008 were as follows:

                                                  NUMBER OF CONTRACTS    PREMIUMS RECEIVED
------------------------------------------------------------------------------------------
Options outstanding, beginning of year                         69,186         $ 13,938,789
Options written during the period                              66,130           25,801,854
Options expired during the period                             (33,250)          (8,234,924)
Options assigned during the period                            (54,066)         (13,056,293)
------------------------------------------------------------------------------------------
Options outstanding, end of period                             48,000         $ 18,449,426
------------------------------------------------------------------------------------------

Note 6 - CAPITAL:

COMMON SHARES

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 45,399,424 issued and outstanding. In connection with the Fund's dividend reinvestment plan, the Fund did not issue any shares during the period ended April 30, 2008.

PREFERRED SHARES

On March 23, 2004, the Fund issued 3,400 shares of Preferred Shares Series M7, 3,400 shares of Preferred Shares Series T28, 3,400 shares of Preferred Shares Series W7, 3,400 shares of Preferred Shares Series TH28 and 3,400 shares of Preferred Shares Series F7 each with a net asset and liquidation value of $25,000 per share plus accrued dividends. Bank of New York Mellon is the auction agent and provides administrative, transfer agency, and dividend distribution services for the preferred shares. Dividends are accumulated daily at an annual rate set through auction procedures.

The broad auction-rate preferred securities market, including the Fund's Auction Market Preferred Shares ("AMPS"), has experienced considerable disruption in the past several months. The result has been failed auctions on nearly all auction-rate preferred shares, including the Fund's AMPS. A failed auction is not a default, nor does it require the redemption of the Fund's AMPS. Provisions in the offering documents of the Fund's AMPS provide a mechanism to set a maximum rate in the event of a failed auction. This maximum rate is LIBOR + 1.25% or LIBOR x 125%, whichever is greater.

For the six months ended April 30, 2008, the annualized dividend rates ranged from:


                          HIGH                 LOW    AT APRIL 30, 2008
-----------------------------------------------------------------------
Series M7                5.85%                   3.85%            4.01%
Series T28               5.70%                   3.90%            4.15%
Series W7                6.00%                   3.93%            4.08%
Series TH28              6.15%                   3.97%            3.97%
Series F7                5.85%                   3.79%            4.04%

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value.

Preferred Shares, which are entitled to one vote per share, generally vote with the common stock but vote separately as a class to elect Class I Trustees and on any matters affecting the rights of the Preferred Shares.


Note 7 - INDEMNIFICATIONS:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.


22 | SemiAnnual Report | April 30, 2008

DCS | Dreman/Claymore Dividend & Income Fund |
NOTES TO FINANCIAL STATEMENTS (unaudited) continued


Note 8 - ACCOUNTING PRONOUNCEMENTS:

In September 2006, the FASB released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of April 30, 2008, the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosure will be required about the inputs used to develop measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivatives instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of April 30, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

Note 9 - SUBSEQUENT EVENT:

On May 1, 2008, the Board of Trustees declared a quarterly dividend of $0.325 per common share. This dividend was payable on May 30, 2008 to shareholders of record on May 15, 2008.


                                         SemiAnnual Report | April 30, 2008 | 23

DCS | Dreman/Claymore Dividend & Income Fund

Supplemental INFORMATION | (unaudited)


TRUSTEES
The Trustees of the Dreman/Claymore Dividend & Income Fund and their principal occupations during the past five years:

                                                                                          NUMBER OF
                                                                                          PORTFOLIOS
                                                                                          IN THE FUND
                                                                                          COMPLEX***
NAME, ADDRESS*, YEAR      TERM OF OFFICE** PRINCIPAL OCCUPATIONS DURING                   OVERSEEN
OF BIRTH AND POSITION(S)  AND LENGTH OF    THE PAST FIVE YEARS AND                        BY          OTHER DIRECTORSHIPS
HELD WITH REGISTRANT      TIME SERVED      OTHER AFFILIATIONS                             TRUSTEE     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Richard L. Crandall       Since 2004       Managing Partner of Aspen Partners, LLC        1           Chairman, Novell, Inc., and
Year of Birth: 1943                        since 2003, Founding Co-Partner of Arbor                   Pelstar, LLC Director, Diebold
Trustee                                    Venture Partners, LLC since 2000, and                      Inc., and iTracs Corp.
                                           Chairman of Enterprise Software Roundtable
                                           since 1994. Formerly, Director and Special
                                           Advisor of GIGA Information Group
                                           (1995-2003) and Chairman of GIGA Information
                                           Group (2002-2003), Founder and ex-Chairman
                                           and CEO of Comshare, Inc. (1966-1994).
------------------------------------------------------------------------------------------------------------------------------------
Roman Friedrich III       Since 2004       Founder of Roman Friedrich & Company, which    1           Director, StrataGold Corp.;
Year of Birth: 1946                        specializes in the provision of financial                  Gateway Gold Corp. and GFM
Trustee                                    advisory services to corporations in the                   Resources Ltd.
                                           resource sector. Previously, Managing
                                           Director at TD Securities. Managing Director
                                           Lancaster Financial Ltd.; Wood Gundy; Burns
                                           Fry Ltd.; President, Chase Manhattan Bank
                                           (Canada) Ltd.
------------------------------------------------------------------------------------------------------------------------------------
Ronald A. Nyberg          Since 2004       Partner of Nyberg & Cassioppi, LLC, a law      44          None
Year of birth: 1953                        firm specializing in corporate law, estate
Trustee                                    planning and business transactions from
                                           2000-present. Formerly, Executive Vice
                                           President, General Counsel and Corporate
                                           Secretary of Van Kampen Investments
                                           (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------
Ronald E. Toupin, Jr.     Since 2004       Formerly, Vice President, Manager and          41          None.
Year of birth: 1958                        Portfolio Manager of Nuveen Asset Management
Trustee                                    (1998-1999), Vice President of Nuveen
                                           Investment Advisory Corp. (1992-1999), Vice
                                           President and Manager of Nuveen Unit
                                           Investment Trusts (1991-1999), and Assistant
                                           Vice President and Portfolio Manager of
                                           Nuveen Unit Investment Trusts (1988-1999),
                                           each of John Nuveen & Company, Inc.
                                           (1982-1999).

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Nicholas Dalmaso+         Since 2004       Formerly, Senior Managing Director and Chief   44          None.
Year of birth: 1965                        Administrative Officer (2007-2008) and
Trustee and (through                       General Counsel (2001-2007) of Claymore
June 5, 2008) Chief Legal                  Advisors, LLC and Claymore Securities, Inc.
and Executive Officer                      Formerly, Assistant General Counsel, John
                                           Nuveen and Company Inc. (1999-2000). Former
                                           Vice President and Associate General Counsel
                                           of Van Kampen Investments, Inc. (1992-1999).
------------------------------------------------------------------------------------------------------------------------------------
David N. Dreman++         Since 2004       Founder, Chairman and Chief Investment         1           Trustee, The Institute of
Harborside Financial                       Officer of Dreman Value Management, LLC, an                Behavioral Finance, Jazz
Center                                     investment advisory firm with approximately                Aspen, and University of
Plaza 10, Suite 800                        $17.2 billion under management, in various                 Manitoba.
Jersey City, NJ 07311-4037                 mutual funds including several branded under
Year of birth: 1936                        the Scudder-Dreman name; annuity products;
Trustee                                    institutional accounts, including pension,
                                           foundation and endowment funds; and SMAs for
                                           high net-worth individuals. Author of
                                           several books including Contrarian
                                           Investment Strategies: The Next Generation
                                           and Psychology and the Stock Market. Forbes
                                           columnist for 25 years and co-editor of the
                                           academic journal, The Journal of Behavioral
                                           Finance.
------------------------------------------------------------------------------------------------------------------------------------

* Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

** After a Trustee's initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

     - Messrs. Crandall and Dalmaso, as Class I Trustees, are expected to stand for re-election at the Fund's 2008 annual meeting of shareholders.

     - Messrs. Friedrich and Nyberg, as Class II Trustees, are expected to stand for re-election at the Fund's 2009 annual meeting of the shareholders.

     - Messrs. Dreman and Toupin, as Class III Trustees, are expected to stand for re-election at the Fund's 2010 annual meeting of the shareholders.

*** The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc.

+ Mr. Dalmaso is an "interested person" (as defined in section 2(a)(19) of the 1940 Act) of the Fund as a result of his position as an officer (through May 13, 2008) of and his equity ownership in the Adviser and certain of its affiliates.

++ Mr. Dreman is an "interested person" (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Dreman Value Management, LLC, the Fund's Investment Manager.

24 | SemiAnnual Report | April 30, 2008

DCS | Dreman/Claymore Dividend & Income Fund |
SUPPLEMENTAL INFORMATION (unaudited) continued


OFFICERS
The officers of the Dreman/Claymore Dividend & Income Fund and their principal occupations during the past five years:

NAME, ADDRESS*, YEAR OF BIRTH AND      TERM OF OFFICE** AND       PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
POSITION(S) HELD WITH REGISTRANT       LENGTH OF TIME SERVED      AND OTHER AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS:
------------------------------------------------------------------------------------------------------------------------------------
J. Thomas Futrell                      Effective June 5, 2008     Senior Managing Director and Chief Investment Officer of
Year of birth: 1955                                               Claymore Advisors, LLC and Claymore Securities Inc.
Chief Executive Officer                                           (2008-present). Formerly Managing Director of Research,
                                                                  Nuveen Asset Management (2000-2007).
------------------------------------------------------------------------------------------------------------------------------------
Kevin M. Robinson                      Effective June 5, 2008     Senior Managing Director and General Counsel of Claymore
Year of birth: 1959                                               Advisors, LLC, Claymore Securities, Inc. and Claymore Group,
Chief Legal Officer                                               Inc. (2007-present) Formerly, Associate General Counsel and
                                                                  Assistant Corporate Secretary of NYSE Euronext, Inc. (2000-2007)
------------------------------------------------------------------------------------------------------------------------------------
Steven M. Hill                         Since 2004                 Senior Managing Director of Claymore Advisors, LLC and
Year of birth: 1964                                               Claymore Securities, Inc. (2005-present). Formerly, Chief
Chief Accounting Officer,                                         Financial Officer of Claymore Group Inc. (2005-2006);
Chief Financial Officer                                           Managing Director of Claymore Advisors, LLC and Claymore
and Treasurer                                                     Securities, Inc. (2003-2005). Treasurer of Henderson Global
                                                                  Funds and Operations Manager for Henderson Global Investors
                                                                  (NA) Inc., (2002-2003). Managing Director, FrontPoint
                                                                  Partners LLC (2001-2002).
------------------------------------------------------------------------------------------------------------------------------------
Bruce Saxon                            Since 2006                 Vice President, Fund Compliance Officer of Claymore
Year of birth: 1957                                               Advisors, LLC. (2006 to present). Chief Compliance
Chief Compliance Officer                                          Officer/Assistant Secretary of Harris Investment Management,
                                                                  Inc. (2003-2006). Director-Compliance of Harrisdirect LLC
                                                                  (1999-2003).
------------------------------------------------------------------------------------------------------------------------------------
James Howley                           Since 2006                 Vice President, Fund Administration of Claymore Advisors,
Year of birth: 1972                                               LLC. (2004-present). Previously, Manager, Mutual Fund
Assistant Treasurer                                               Administration of Van Kampen Investments, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Matthew J. Patterson                   Since 2006                 Vice President, of Claymore Advisors, LLC (2006-present).
Year of birth: 1971                                               Previously, Securities Counsel, Caterpillar, Inc.,
Secretary                                                         (2004-2006); Associate, Skadden, Arps, Slate, Meagher &
                                                                  Flom, LLP (2002-2004).
------------------------------------------------------------------------------------------------------------------------------------
Melissa Nguyen                         Since 2005                 Vice President of Claymore Advisors, LLC (2005-present).
Year of birth: 1978                                               Previously, Associate, Vedder, Price, Kaufman & Kammholz,
Assistant Secretary                                               P.C. (2003-2005).
------------------------------------------------------------------------------------------------------------------------------------
E. Clifton Hoover                      Since 2006                 Co-Chief Investment Officer and Managing Director of Dreman
Year of Birth: 1957                                               Value Management, LLC (2006 to present). Managing Director
Vice President                                                    and Portfolio Manager of NFJ Investment Group (1997-2006)
------------------------------------------------------------------------------------------------------------------------------------

*    Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

                                         SemiAnnual Report | April 30, 2008 | 25

DCS | Dreman/Claymore Dividend & Income Fund

Dividend Reinvestment PLAN | (unaudited)


Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by The Bank of New York Mellon (the "Plan Administrator"), Administrator for shareholders in the Fund's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either
(i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York Mellon, P.O. Box 463, East Syracuse, New York 13057-0463; Attention: Shareholder Services Department, Phone Number:
(866) 488-3559.


26 | SemiAnnual Report | April 30, 2008

DCS | Dreman/Claymore Dividend & Income Fund

Investment Advisory
AGREEMENT AND SUBADVISORY AGREEMENT APPROVALS | (unaudited)


On December 7, 2007, the Board of Trustees (the "Board"), including those trustees who are not interested persons as defined by the Investment Company Act of 1940 (the "Independent Trustees"), of Dreman/Claymore Dividend and Income Fund (the "Fund") met to consider the renewal of: (1) the investment advisory agreement ("Investment Advisory Agreement") between the Fund and Claymore Advisors, LLC ("Adviser") and (2) the subadvisory agreement ("Subadvisory Agreement") among the Adviser, the Fund and Dreman Value Management, L.L.C. ("Sub-Adviser"). (The Investment Advisory Agreement and the Subadvisory Agreement are together referred to as the "Advisory Agreements.") As part of its review process, the Nominating and Governance Committee of the Board (referred to as the "Committee" and consisting solely of the Independent Trustees) was represented by independent legal counsel. The Board reviewed materials received from the Adviser, the Sub-Adviser and independent legal counsel. The Board also had previously received, throughout the year, Board meeting information regarding performance and operating results of the Fund.

In preparation for its review, the Committee communicated with independent legal counsel regarding the nature of information to be provided, and independent legal counsel, on behalf of the Committee, sent a formal request for information. The Adviser and the Sub-Adviser provided extensive information in response to that request as well as to a follow-up request for supplemental information. Among other information, the Adviser and Sub-Adviser provided general information to assist the Committee in assessing the nature and quality of services provided by the Adviser and Sub-Adviser and information comparing the investment performance, advisory fees and total expenses of the Fund to other funds, information about the profitability from the Advisory Agreements to each of the Adviser and the Sub-Adviser and the compliance policies and procedures adopted by each of the Adviser and the Sub-Adviser.

Based upon their review, the Committee and the Board concluded that it was in the best interest of the Fund to renew each of the Advisory Agreements and, accordingly, recommend to the Board of Trustees the renewal of each Advisory Agreement. In reaching this conclusion for the Fund, no single factor was determinative in the Board's analysis, but rather the Board considered a variety of factors.

INVESTMENT ADVISORY AGREEMENT

With respect to the nature, extent and quality of services provided by the Adviser, the Board noted that the Adviser had delegated responsibility for the investment and reinvestment of the Fund's assets to the Sub-Adviser. The Board considered the Adviserresponsibility to oversee the Sub-Adviser and that the Adviser has similar oversight responsibilities for other registered funds for which it serves as investment adviser. The Board members reviewed financial information regarding the Adviser and its parent company and considered the parent company's guaranty of the Adviser's obligations under the Investment Advisory Agreement. The Board members also considered the secondary market support services provided by the Adviser to the Fund and the Adviser's collaboration with the Sub-Adviser on the Fund's use of leverage and in evaluating the Fund's distribution rate. The Board members considered the experience and qualifications of the Adviser's personnel, including those personnel providing compliance oversight and oversight of the Sub-Adviser's portfolio management process. Specifically, the Board noted the ongoing oversight activities performed by the Adviser, including on-site diligence visits and regular monitoring of compliance with policies and procedures and with the Fund's investment parameters as described in its prospectus and statement of additional information. After considering these factors, the Board concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity.

The Board considered the Fund's investment performance by reviewing the Fund's total return on a net asset value and market price basis for the three month, six month, one year, three year and since inception (January 29, 2004) periods ended September 30, 2007 and compared it to comparable performance of a peer group of closed-end funds (defined as funds that invest a majority of assets in dividend paying equity securities and that may have a specific goal of paying qualified dividend income) for the same time periods. The Board also considered the Fund's investment performance for calendar years 2004, 2005 and 2006 and comparable S&P 500 Index returns for the same periods. The Board considered that the Adviser does not directly control investment performance but had delegated such duties to the Sub-Adviser. The Board concluded that the Adviser had selected a Sub-Adviser that was well-qualified to manage the Fund and had appropriately reviewed and monitored the Sub-Adviser's investment performance and efforts to seek the Fund's investment objectives. Accordingly, the Board concluded that the Adviser's performance was satisfactory.

The Board compared the Fund's advisory fee (which includes the subadvisory fee paid to the Sub-Adviser) and expense ratio to the peer group of funds and to the advisory fee that the Adviser charges to other closed-end funds for which it serves as adviser. The Board also considered the mean advisory fees and expense ratios of the peer group of funds and noted that although the Fund's advisory fee was higher than the mean, it was within an acceptable range of the mean and concluded that the Fund's advisory fee was reasonable.

With respect to the costs of services to be provided and profits realized by the Adviser from its relationship to the Fund, the Board reviewed information regarding the revenues the Adviser received under the Investment Advisory Agreement as well as the estimated direct and indirect costs the Adviser incurs in providing the services to the Fund, including paying the subadvisory fee to the Sub-Adviser, and concluded that the profitability was not unreasonable.

The Board considered the extent to which economies of scale could be realized with respect to the management of the Fund as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. Because of the fixed nature of closed-end funds' assets, the Board does not expect the Fund to grow significantly in the next twelve months. The Board also considered the Adviser's statement that, although it has increased assets under management as a result of new product offerings, it has also increased staff and upgraded systems as a result and the Adviser thus anticipates neither economies of scale nor increased costs of services to the Fund in the coming year and the Board concluded that fee levels were appropriate.

The Board considered other benefits available to the Adviser because of its relationship to the Fund and noted that the administrative services fees received by the Adviser from serving as administrator provides it with additional revenue but concluded that the advisory fee was reasonable taking into account the benefits from the administration agreement. In reaching the conclusion that the advisory fee was reasonable, the Board also considered the Adviser's statement that it benefited from its association with the Sub-Adviser because of the Fund, which has opened up other business opportunities to the Adviser with the Sub-Adviser and may continue to do so in the future.

SUBADVISORY AGREEMENT

With respect to the nature, extent and quality of services provided by the Sub-Adviser, the Board considered the qualifications, experience, good reputation and skills of the Sub-Adviser's portfolio management and other key personnel. The Board reviewed changes in personnel and the resulting strengthening of the Sub-Adviser's investment and other


                                         SemiAnnual Report | April 30, 2008 | 27

DCS | Dreman/Claymore Dividend & Income Fund | INVESTMENT ADVISORY AGREEMENT AND SUBADVISORY AGREEMENT APPROVALS (unaudited) continued


professional staff. The Board also considered the Sub-Adviser's use of financial leverage within the Fund in an effort to increase performance and the use of hedging to reduce interest rate risk to implement the Fund's investment strategy. The Board considered the Sub-Adviser's success in achieving the Fund's primary investment objective of providing a high level of current income through the Fund's distribution rate and tax-advantaged distribution rate. The Board concluded that the Sub-Adviser was qualified to provide the services under the Subadvisory Agreement.

In considering investment performance, the Board considered, in addition to the Sub-Adviser's efforts in pursuing the Fund's primary objective, the Sub-Adviser's efforts in pursuing the secondary objective of capital appreciation. The Board considered the Fund's total return, both on a net asset value basis and market price basis, over various periods. The Board also considered current market conditions and their impact on the Fund holdings. The Board noted the Fund's underperformance relative to its peers and market indexes for periods ended September 30, 2007, but also noted strong performance for earlier periods. The Board considered the Sub-Adviser's representation that recent underperformance was largely due to the negative effects of the recent volatility in U.S. credit markets on the Fund's significant holdings of securities in the financial services sector and that, notwithstanding the underperformance of these securities in the short term, the Sub-Adviser believes they will generate positive returns going forward. In evaluating this explanation, the Board considered the Sub-Adviser's successful long-term performance record produced by its contrarian value investment philosophy, which historically has included periods of underperformance during periods of high market volatility, but over the long term has produced superior investment returns. Based upon this review, the Board concluded that it remains confident that the Sub-Adviser is able to implement the Fund's investment strategy, given the Sub-Adviser's contrarian style of investing and long-term track record.

The Board reviewed the subadvisory fee paid by the Adviser to the Sub-Adviser and compared it to the fees charged by the Sub-Adviser to non-fund clients and other investment company clients for which the Sub-Adviser serves as subadviser that have a large cap value strategy similar to the Fund's. The Board considered that the Fund's subadvisory fee was within the range of the other subadvisory fees charged by the Sub-Adviser to other clients in the large cap value strategy. The Board also considered the Sub-Adviser's representation that the Fund requires significantly more work to manage than other clients' accounts because of the Fund's unique investment strategies, including its distribution and qualified dividend income policy, and concluded that the subadvisory fee was reasonable.

With respect to the costs of services to be provided and profits realized by the Sub-Adviser from its relationship to the Fund, the Board reviewed information regarding the revenues the Sub-Adviser received from its advisory business as a whole and considered the Sub-Adviser's statement that it does not allocate its costs among client accounts and that the Fund requires significantly more work than its other clients and, accordingly, is less profitable than these other clients. In concluding that the profitability was not unreasonable, the Board considered this information provided by the Sub-Adviser as well as the factors that the subadvisory fee had been negotiated at arm's-length and that the subadvisory fee rate was competitive.

The Board reviewed the extent to which economies of scale with respect to the subadvisory services provided to the Fund would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered the Sub-Adviser's statement that the Fund requires significantly more work than other client accounts because of the Fund's investment objective and unique strategies and that it expected more work to be involved in the coming year to maintain the Fund's yield in the current interest rate environment. The Board also noted that the size of the closed-end Fund was relatively fixed and unlikely to grow significantly in the next twelve months. Given these factors, the Board concluded that the Fund is unlikely to realize any significant economies of scale with respect to the subadvisory services to justify a breakpoint at the time the Subadvisory Agreement was being reviewed.

The Board considered other benefits derived by the Sub-Adviser from its relationship with the Fund, including the Sub-Adviser's use of soft dollars and the Sub-Adviser's other business relationships with the Adviser. The Board concluded that the subadvisory fees were reasonable, taking into account these benefits.

OVERALL CONCLUSIONS

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement is in the best interests of the Fund.


28 | SemiAnnual Report | April 30, 2008

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


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

DCS | Dreman/Claymore Dividend & Income Fund

Fund INFORMATION |


BOARD OF TRUSTEES
Richard L. Crandall

Nicholas Dalmaso*

David N. Dreman*

Roman Friedrich III, Chairman

Ronald A. Nyberg

Ronald E. Toupin, Jr.


* Trustee is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended.


OFFICERS

Nicholas Dalmaso
Chief Executive and Legal Officer
(through June 5, 2008)

J. Thomas Futrell
Chief Executive Officer
(Effective June 5, 2008)

Kevin Robinson
Chief Legal Officer
(Effective June 5, 2008)

Steven M. Hill
Chief Accounting Officer, Chief
Financial Officer and Treasurer

Bruce Saxon
Chief Compliance Officer

James Howley
Assistant Treasury

Matthew J. Patterson
Secretary

Melissa Nguyen
Assistant Secretary

E. Clifton Hoover
Vice President


INVESTMENT MANAGER
Dreman Value Management, LLC
Aspen, Colorado

INVESTMENT ADVISER AND ADMINISTRATOR
Claymore Advisors, LLC
Lisle, Illinois

CUSTODIAN AND
TRANSFER AGENT
The Bank of New York Mellon
New York, New York

PREFERRED STOCK -
DIVIDEND PAYING AGENT
The Bank of New York Mellon
New York, New York

LEGAL COUNSEL
Skadden, Arps, Slate,
Meagher & Flom LLP
Chicago, Illinois

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, Illinois



PRIVACY PRINCIPLES OF DREMAN/CLAYMORE DIVIDEND & INCOME FUND FOR SHAREHOLDERS

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

QUESTIONS CONCERNING YOUR SHARES OF DREMAN/CLAYMORE DIVIDEND & INCOME FUND?

     o    If your shares are held in a Brokerage Account, contact your Broker.

     o If you have physical possession of your shares in certificate form, contact the Fund's Custodian and Transfer Agent: The Bank of New York Mellon, 101 Barclay 11W, New York, New York 10286 (866) 488-3559

This report is sent to shareholders of Dreman/Claymore Dividend & Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund's proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 345-7999 or on the Securities and Exchange Commission's website at http://www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (800) 345-7999 or by accessing the Fund's Form N-PX on the Commission's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at http://www.sec.gov. The Fund's Form N-Q may also be viewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or by visiting the Fund's website at www.dremanclaymore.com.

In October 2007, the Fund submitted a CEO annual certification to the New York Stock Exchange ("NYSE") in which the Fund's principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related Securities and Exchange Commission ("SEC") rules, the Fund's principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund's disclosure controls and procedures and internal control over financial reporting.


                                         SemiAnnual Report | April 30, 2008 | 31

DCS | Dreman/Claymore Dividend & Income Fund

About the FUND MANAGER |


DREMAN VALUE MANAGEMENT, LLC

Dreman Value Management, LLC is an independently-owned investment management firm that was founded by David N. Dreman in 1997, and its predecessor firms date back to 1977. As of April 30, 2008, the firm had approximately $17.2 billion in assets under management, primarily across institutional accounts and various investment companies. Independently owned, the firm is a value-oriented contrarian equity manager and places its primary emphasis on common stocks with growing dividends and avoiding concept stocks without justifiable valuations.

INVESTMENT PHILOSOPHY

Dreman Value Management is one of the pioneers of contrarian value investing. Our investment philosophy is based on a disciplined, low P/E approach to stock selection.

o We invest in undervalued companies that exhibit strong fundamentals, above-market dividend yields and historic earnings growth, which our analysis indicates will persist.

o Our strategy is to own strong, fundamentally sound companies and to avoid speculative stocks or potential bankruptcies.

o We believe that the markets are not perfectly efficient and that, in particular, behavioral finance plays a considerable role in investor actions and over-reactions and subsequently in stock price movements.

INVESTMENT PROCESS

Our research studies, numerous academic papers and our long-term performance record show that out-of-favor stocks (those with low P/E ratios) consistently and predictably outperform the market.

o    Screen for stocks with below market P/E ratios.

o    Further refine candidates by applying additional value screens.

o    Fundamental analysis is applied to remaining candidates.

o Stocks that pass all the screens and analysis are recommended to the Investment Committee for approval.


DREMAN VALUE MANAGEMENT, L.L.C.
520 East Cooper Avenue
Suite 230-4
Aspen, CO 81611-9725


             NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE



                                                                         DCS
                                                                       LISTED
                                                                       NYSE(R)


                                                                    DCS-SAR-0408

ITEM 2. CODE OF ETHICS.

Not applicable for a semi-annual reporting period.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for a semi-annual reporting period.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for a semi-annual reporting period.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable for a semi-annual reporting period.

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for a semi-annual reporting period.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for a semi-annual reporting period.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded based on such evaluation, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) Not Applicable

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the investment Company Act of 1940.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dreman/Claymore Dividend & Income Fund
             -------------------------------------------------------------------

By:      /s/ J. Thomas Futrell
         -------------------------------------------------------------------

Name:    J. Thomas Futrell

Title:   Chief Executive Officer

Date:    July 7, 2008

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ J. Thomas Futrell
         -------------------------------------------------------------------

Name:    J. Thomas Futrell

Title:   Chief Executive Officer

Date:    July 7, 2008

By:      /s/ Steven M. Hill
         -------------------------------------------------------------------

Name:    Steven M. Hill

Title:   Treasurer and Chief Financial Officer

Date:    July 7, 2008